1

                         COLONIAL INTERMARKET INCOME TRUST I
                  One Financial Center, Boston, Massachusetts 02111
                                   (617) 426-3750

                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               TO BE HELD MAY 31, 1996

Dear Shareholder:

         The Annual Meeting of Shareholders (Meeting) of Colonial InterMarket Income Trust I (Fund) will be held at the offices of Colonial Management Associates, Inc. (Adviser), One Financial Center, Boston, Massachusetts, on Friday, May 31, 1996, at 10:00 A.M., Eastern time, to:

          1.     Elect five Trustees;

          2.     Ratify or reject the selection of independent accountants; and

          3. Transact such other business as may properly come before the Meeting or any adjournment thereof.

                            By order of the Trustees,


                            Arthur O. Stern, Secretary

April 23, 1996

NOTICE:  YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN.
IF A QUORUM IS NOT PRESENT AT THE MEETING, ADDITIONAL EXPENSES WILL BE INCURRED TO SOLICIT ADDITIONAL PROXIES. TO AVOID THESE COSTS TO YOUR FUND, PLEASE VOTE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE IMMEDIATELY.

CI-85/073C-0496


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                                         13

                                   PROXY STATEMENT
                                 General Information

                                                                 April 23, 1996

The enclosed proxy, which was first mailed on April 23, 1996, is solicited by the Trustees for use at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement. The proxy may be revoked prior to its exercise by a later dated proxy, by written revocation received by the Secretary or by voting in person. Solicitation may be made by mail, telephone, telegraph, telecopy and personal interviews. Authorization to execute proxies may be obtained by telephonically or electronically transmitted instructions. The cost of solicitation will be paid by the Fund.

Holders of a majority of the shares outstanding and entitled to vote constitute a quorum and must be present in person or represented by proxy for business to be transacted at the Meeting. On March 4, 1996, the Fund had outstanding 11,009,000 shares of beneficial interest. Shareholders of record at the close of business on March 4, 1996, will have one vote for each share held. As of March 4, 1996, The Depository Trust Company, Cede & Co. FAST, P.O. Box 20, Bowling Green Station, New York, New York 10274 owned of record 78.3% of the Fund's outstanding shares.

Votes cast by proxy or in person will be counted by persons appointed by the Fund to act as election tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. Where a shareholder withholds authority or abstains, or the proxy reflects a "broker non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) the shares will be counted as present and entitled to vote for purposes of determining the presence of a quorum. With respect to the election of Trustees and ratification of independent accountants, withheld authority, abstentions and broker non-votes have no effect on the outcome of the voting.

Further information concerning the Fund is contained in its most recent Annual Report to shareholders, which is obtainable free of charge by writing the Adviser at One Financial Center, Boston, MA 02111 or by calling 1-800-248-2828.

1.         Election of Five Trustees.

Messrs. Birnbaum, Grinnell, Moody, Shinn and Sullivan (who have each agreed to serve) are proposed for election as Trustees of the Fund, each to serve three years or until a successor is elected. The Board of Trustees consists of Ms. Collins and Messrs. Birnbaum, Bleasdale, Grinnell, Ireland, Lowry, Mayer, Moody, Neuhauser, Shinn, Sullivan and Weeks. The Board of Trustees is divided into the following three classes, each with a three year term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

1997                    1998                   1999
- ----                    ----                   ----

Mr. Bleasdale           Mr. Ireland            Mr. Birnbaum
Ms. Collins             Mr. Lowry              Mr. Grinnell
Mr. Neuhauser           Mr. Mayer              Mr. Moody
Mr. Weeks                                      Mr. Shinn
                                               Mr. Sullivan

The following table sets forth certain information about the Board of Trustees:

                                                                    Shares
                                                                    Beneficially
                                                                    Owned and
                                                                    Percent of
Name       Trustee                                                  Fund at
(Age)      Since     Principal Occupation (1) and Directorships     3/4/96 (2)

Robert J. Birnbaum   Retired (formerly Special Counsel, Dechert       ----
(68)       1995      Price & Rhoads).  Director or Trustee:
                     Colonial Funds, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.
                     (formerly known as The Charles Allmon Trust,
                     Inc.).

Tom Bleasdale        Retired (formerly Chairman of the Board and       ----
(65)       1989      Chief Executive Officer, Shore Bank & Trust
                     Company).  Director or Trustee:  Colonial
                     Funds,  Stok, Inc. and The Empire Company.

Lora S. Collins      Attorney, Kramer, Levin, Naftalis, Nessen,        ----
(60)       1989      Kamin & Frankel (law).  Trustee:  Colonial
                     Funds.

James E. Grinnell    Private Investor.  Director or Trustee:           ----
(66)       1995      Liberty All-Star Equity Fund and Liberty
                     All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.).

William D.Ireland,Jr.Retired (formerly Chairman of the Board,          ----
(72)       1989      Bank of New England-Worcester). Trustee:
                     Colonial Funds.


Richard W. Lowry     Private Investor.  Director or Trustee:           ----
(59)       1995      Colonial Funds, Liberty All-Star Equity Fund
                     and Liberty All-Star Growth Fund, Inc.
                     (formerly known as The Charles Allmon Trust,
                     Inc.).

William E. Mayer*    Dean of the College of Business and               ----
(55)        1994     Management, University of Maryland (formerly
                     Dean of the Simon Graduate School of
                     Business, University of Rochester).
                     Director or Trustee:  Colonial Funds,
                     Hambrecht & Quist, Incorporated, American
                     Medical Inc., Chart House Enterprises and
                     Riverwood International Corp.

James L. Moody, Jr.  Chairman of the Board, Hannaford Bros. Co.        ----
(64)         1989    (food distributor) (formerly Chief Executive
                     Officer, Hannaford Bros. Co.).  Director or
                     Trustee: Colonial Funds, Penobscot Shoe Co.,
                     Sobeys Inc., Hills Stores Company, Inc.,
                     UNUM Corporation and IDEXX Laboratories.

John J. Neuhauser    Dean of the School of Management, Boston          ----
(52)         1992    College.  Director or Trustee: Colonial
                     Funds and Hyde Athletic Industries, Inc.

George L. Shinn      Financial Consultant (formerly Chairman,          ----
(73)         1992    Chief Executive Officer and Consultant, The
                     First Boston Corporation).  Director or
                     Trustee: Colonial Funds, The New York Times
                     Co. and Phelps Dodge Corp.

Robert L. Sullivan   Self-employed Management Consultant.              ----
(68)         1989    Trustee: Colonial Funds.


Sinclair Weeks, Jr.  Chairman of the Board, Reed & Barton              ----
(72)         1992    Corporation.  Director or Trustee: Colonial
                     Funds and Commonwealth Energy Systems.



* Mr. Mayer is an "interested person," as defined by the Investment Company Act of 1940 (1940 Act), because of his affiliation with Hambrecht & Quist Incorporated (a registered broker-dealer).
(1) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.
(2) On March 4, 1996, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the then outstanding shares of the Fund.

In this Proxy Statement, "Colonial Funds" means Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI, Colonial Trust VII, LFC Utilities Trust, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust.

The following table sets forth certain information about the current executive officers of the Fund:

                      Executive
Name                  Officer
(Age)                 Since       Office with Fund; Principal Occupation (3)

  Harold W. Cogger    1993        President of the Fund (formerly Vice
  (60)                            President); Chairman of the Board, President,
                                  Chief Executive Officer and Director of the
                                  Adviser and The Colonial Group, Inc. (TCG)
                                  (formerly Executive Vice President of the
                                  Adviser); President of Colonial Funds
                                  (formerly Vice President); Executive Vice
                                  President and Director of Liberty Financial
                                  Companies, Inc.(Liberty Financial). Director or Trustee: Liberty All-Star Equity Fund and
                                  Liberty All-Star Growth Fund (formerly known as The Charles Allmon Trust, Inc.).

  Davey S. Scoon      1993        Vice President of the Fund (formerly
  (49)                            Treasurer); Executive Vice President and
                                  Director of the Adviser (formerly Senior Vice
                                  President and Treasurer); Executive Vice
                                  President and Chief Operating Officer of TCG
                                  (formerly Vice President - Finance and
                                  Administration and Treasurer); Vice President of Colonial Funds (formerly Treasurer).

  Richard A. Silver   1993        Treasurer and Chief Financial Officer of the
  (49)                            Fund (formerly Controller); Senior Vice
                                  President, Director, Treasurer and Chief
                                  Financial Officer of the Adviser (formerly
                                  Assistant Treasurer); Treasurer and Chief
                                  Financial Officer of TCG (formerly Assistant
                                  Treasurer); Treasurer and Chief Financial
                                  Officer of Colonial Funds (formerly
                                  Controller).

  Peter L. Lydecker   1993        Controller of the Fund (formerly Assistant
  (42)                            Controller);  Vice President of the Adviser
                                  (formerly Assistant Vice President);
                                  Controller of Colonial Funds (formerly
                                  Assistant Controller).

(3) Except as otherwise noted, each individual has held the office indicated or other offices in the same company for the last five years.

                   Trustees' Compensation, Meetings and Committees

The Fund's Board of Trustees received the following compensation from the Fund for the fiscal year ended November 30, 1995, and from the Colonial Funds Complex for the calendar year ended December 31, 1995, for serving as Trustees:

                                                    Total Compensation From
                          Aggregate Compensation    Fund And Fund Complex
                          From Fund For The         Paid To The Trustees
                          Fiscal Year Ended         For The Calendar Year
Trustee                   November 30, 1995         Ended December 31, 1995 (4)
- -------                   -----------------         ---------------------------


Robert J. Birnbaum (5)     $  933                    $ 71,250
Tom Bleasdale               1,451 (6)                  98,000 (7)
Lora S. Collins             1,346                      91,000
James E. Grinnell (5)         937                      71,250
William D. Ireland, Jr.     1,672                     113,000
Richard W. Lowry (5)          934                      71,250
William E. Mayer            1,350                      91,000
James L. Moody, Jr.         1,505 (8)                  94,500 (9)
John J. Neuhauser           1,349                      91,000
George L. Shinn             1,523                     102,500
Robert L. Sullivan          1,495                     101,000
Sinclair Weeks, Jr.         1,656                     112,000

(4) At December 31, 1995, the Colonial Funds complex consisted of 33 open-end and 5 closed-end management investment company portfolios.
(5)    Elected as a Trustee of the Colonial Funds Complex on April 21, 1995.
(6)    Includes $722 payable in later years as deferred compensation.
(7)    Includes $49,000 payable in later years as deferred compensation.
(8)    Includes $1,192 payable in later years as deferred compensation.
(9) Total compensation of $94,500 for the calendar year ended December 31, 1995, will be payable in later years as deferred compensation.

The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds I) for service during the calendar year ended December 31, 1995, and of Liberty Financial Trust (now known as Colonial Trust VII) and LFC Utilities Trust (together, Liberty Funds II) for the period January 1, 1995 through March 26, 1995 (10):

                        Total Compensation From      Total Compensation
                        Liberty Funds II For The     From Liberty Funds I For
                        Period January 1, 1995       The Calendar Year Ended
Trustee                 through March 26, 1995       December 31, 1995 (11)
- -------                      ----------------------       ---------------------

Robert J. Birnbaum            $2,900                       $16,675
James E. Grinnell              2,900                        22,900
Richard W. Lowry               2,900                        26,250 (12)

(10) On March 27, 1995, four of the portfolios in the Liberty Financial Trust (now known as Colonial Trust VII) were merged into existing Colonial Funds and a fifth was reorganized into a new portfolio of Colonial Trust
        III. Prior to their election as Trustees of the Colonial Funds, Messrs. Birnbaum, Grinnell and Lowry served as Trustees of Liberty Funds II; they continue to serve as Trustees or Directors of Liberty Funds I.
(11) At December 31, 1995, the Liberty Funds I were advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial (an intermediate parent of the Adviser).
(12) Includes $3,500 paid to Mr. Lowry for service as Trustee of Liberty Newport World Portfolio (formerly known as Liberty All-Star World Portfolio) (Liberty Newport) during the calendar year ended December 31, 1995. At December 31, 1995, Liberty Newport was managed by Newport Pacific Management, Inc. and Stein Roe & Farnham Incorporated, each an affiliate of the Adviser.

During the fiscal year ended November 30, 1995, the Board of Trustees held six meetings.

The Audit Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody, Shinn, Sullivan and Weeks, met twice during the Fund's fiscal year ended November 30, 1995. The Committee recommends to the Trustees the independent accountants to serve as auditors, reviews with the independent accountants the results of the auditing engagement and the internal accounting procedures and controls, and considers the independence of the independent accountants, the range of their audit services and their fees.

The Compensation Committee of the Colonial Funds, consisting of Ms. Collins and Messrs.Neuhauser, Sullivan and Weeks, met once during the Fund's fiscal year ended November 30, 1995. The Committee reviews compensation of the Board of Trustees.

The Nominating Committee of the Colonial Funds, consisting of Messrs. Bleasdale, Ireland, Moody and Weeks, did not meet during the Fund's fiscal year ended
November 30, 1995. The Committee in its sole discretion recommends to the Trustees nominees for Trustee and for appointments to various committees. The Committee will consider candidates for Trustee recommended by shareholders. Written recommendations with supporting information should be directed to the Committee in care of the Fund.

During the Fund's fiscal year ended November 30, 1995, each of the current Trustees, attended more than 75% of the meetings of the Board of Trustees and the committees of which such Trustee is a member, except that Messrs. Birnbaum, Grinnell and Lowry attended more than 75% of the meetings of the Board of Trustees and committees since they were elected as Trustees on April 21, 1995.

If any of the nominees listed above becomes unavailable for election, the enclosed proxy will be voted for a substitute candidate in the discretion of the proxy holder(s).

                                    Required Vote

A plurality of the votes cast at the Meeting, if a quorum is represented, is required for the election of each Trustee.

                             Description of the Adviser

The Adviser is a wholly-owned subsidiary of TCG, which in turn is a wholly-owned subsidiary of Liberty Financial. Liberty Financial is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Financial is a diversified and integrated asset management organization which provides insurance and investment products to individuals and institutions. Its principal executive offices are located at 600 Atlantic Avenue, 24th Floor, Boston, Massachusetts 02210. Liberty Mutual is an underwriter of workers' compensation insurance and a Massachusetts-chartered mutual property and casualty insurance company. The principal business activities of Liberty Mutual's subsidiaries other than Liberty Financial are property-casualty insurance, insurance services and life insurance (including group life and health insurance products) marketed through its own sales force. Its principal executive offices are located at 175 Berkeley Street, Boston, Massachusetts 02117. Liberty Mutual is deemed to be the controlling entity of the Adviser and its affiliates.

2.       Ratification of Independent Accountants.

Price Waterhouse LLP was selected as the Fund's independent accountants for the Fund's fiscal year ending November 30, 1996, by unanimous vote of the Trustees, subject to ratification or rejection by the shareholders. Neither Price
Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be available at the Meeting if requested by a shareholder in writing at least five days before the Meeting, to respond to appropriate questions and to make a statement (if the representative desires).

                                    Required Vote

Ratification requires the affirmative vote of a majority of the shares of the Fund voted at the Meeting.

3.       Other Matters and Discretion of Attorneys Named in the
         Proxy

As of the date of this Proxy Statement, only the business mentioned in Items 1 and 2 of the Notice of the Meeting is contemplated to be presented. If any procedural or other matters properly come before the Meeting, the enclosed proxy shall be voted in accordance with the best judgment of the proxy holder(s).

The Meeting is called to be held at the same time meetings of the shareholders of Colonial High Income Municipal Trust and Colonial Investment Grade Municipal Trust. It is anticipated that the meetings will be held simultaneously. In the event that any Fund shareholder at the Meeting objects to the holding of simultaneous meetings and moves for an adjournment of the meetings so that the Meeting of the Fund may be held separately, the persons named as proxies will vote in favor of such an adjournment.

If a quorum of shareholders (a majority of the shares entitled to vote at the Meeting) is not represented at the Meeting or at any adjournment thereof, or, even though a quorum is so represented, if sufficient votes in favor of the Items set forth in the Notice of the Meeting are not received by May 31, 1996, the persons named as proxies may propose one or more adjournments of the Meeting for a period or periods of not more than ninety days in the aggregate and further solicitation of proxies may be made. Any such adjournment may be effected by a majority of the votes properly cast in person or by proxy on the question at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Items set forth in the Notice of the Meeting. They will vote against any such adjournment those proxies required to be voted against any of such Items.

     Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934, as amended, and Section 30(f) of the 1940 Act, as amended, required the Fund's Board of Trustees and executive officers, persons who own more than ten percent of the Fund's equity securities, the Fund's investment adviser and affiliated persons of the Fund's investment adviser, to file with the Securities and Exchange Commission (SEC) initial reports of ownership and reports of changes in ownership of the Fund's shares and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon a review of copies of such filings that were so furnished to the Fund, the Fund believes that Liberty Mutual and its affiliates, which include Liberty Financial, the Adviser and TCG, filed a late Form 3 (Initial Statement of Beneficial Ownership), on which they reported that the Adviser held 9,000 shares of the Fund as of March 24, 1995.

                      Date for Receipt of Shareholder Proposals

Proposals of shareholders which are intended to be considered for inclusion in the Fund's proxy statement relating to the 1997 Annual Meeting of Shareholders of the Fund must be received by the Fund at One Financial Center, Boston, Massachusetts, 02111 on or before December 26, 1996.

      Shareholders are urged to vote, sign and mail their proxies immediately.



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               COLONIAL INTERMARKET INCOME TRUST I
Proxy                                  This Proxy is Solicited on
                                          Behalf of the Trustees.
               The undersigned shareholder hereby appoints Harold W. Cogger, Nancy L. Conlin, Michael H. Koonce, and Arthur O. Stern, and each of them, proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial InterMarket Income Trust I (Trust), to be held at Boston, Massachusetts, on Friday, May 31, 1996,and at any adjournments, as follows on the reverse side of this card.

PLEASE MARK VOTES AS IN THIS EXAMPLE

1.    ELECTION OF FIVE TRUSTEES.
      (Item 1 of the Notice)


         FOR                    WITHHOLD                FOR ALL
EXCEPT

         ---                    --------                -------------


Robert J.    James E.      James L.       George L.    Robert L.
  Birnbaum     Grinnell      Moody, Jr.     Shinn        Sullivan


(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "For All Except" box and strike a line through that nominee's name in the list above.)

2. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS. (Item 2 of the Notice)

FOR                    AGAINST                ABSTAIN

3. IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed above and, absent direction, will be voted for Items 1 and 2 listed above.

Please sign exactly as name appears to the left. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If signing for a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                   Dated:------------------------, 1996



                                   ------------------------------
                                   Signature



                                   ------------------------------
                                   Signature if held jointly

PLEASE VOTE, DATE, AND SIGN ON THE OTHER SIDE AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.
                                   Please sign exactly as your name
                                   appears on the books of the Trust.
                                   Joint owners should each sign
                                   personally.  Trustees and other
                                   fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.